UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2022 (June 22, 2022)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 3rd Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 1.01. Entry into a Material Definitive Agreement

On June 23, 2022 (the “Closing Date”), Synchronoss Technologies, Inc. (the “Company) and certain of its subsidiaries (together with the Company, the “Company Group”) entered into a $15 million accounts receivable securitization facility (the “A/R Facility”) with Norddeutsche Landesbank Girozentrale. The Company does not intend to draw on the A/R Facility at this time.

The documentation for the A/R Facility includes (i) Receivables Purchase Agreements (the “Receivables Purchase Agreements”) dated as of the Closing Date, among the Company, as initial servicer, SN Technologies, LLC, a wholly owned special purpose subsidiary of the Company (“SN Technologies”), as seller, Norddeutsche Landesbank Girozentrale, as administrative agent (the “Administrative Agent”), and the purchasers party thereto, the group agents party thereto and the originators party thereto; (ii) Purchase and Sale Agreements (the “Purchase and Sale Agreements”) dated as of the Closing Date, between the Company Group, as originators (the “Originators”), and SN Technologies, as purchaser; (iii) the Administration Agreement (the “Administration Agreement”) dated as of the Closing Date, between the Company, as servicer, and Finacity Corporation, as administrator; and (iv) the Performance Guaranty (the “Performance Guaranty”) dated as of the Closing Date made by the Company in favor of the Administrative Agent.

Pursuant to the Purchase and Sale Agreements, the Originators will sell existing and future accounts receivable [and related assets] (the “Receivables”) to SN Technologies in exchange for cash and/or subordinated notes. The Originators and SN Technologies intend the transactions contemplated by the Purchase and Sale Agreements to be true sales to SN Technologies by the respective Originators. Pursuant to the Receivables Purchase Agreement, SN Technologies will in turn grant an undivided security interest to the Administrative Agent in the Receivables in exchange for a credit facility permitting borrowings of up to $15 million outstanding from time to time. Yield is payable to the Administrative Agent under the Receivables Purchase Agreements at a variable rate based on the Norddeutsche Landesbank Girozentrale’s Hanover funding rate plus margin. Pursuant to the Performance Guaranty, the Company guarantees the performance of the Originators of their obligations under the Purchase and Sale Agreements. The Company has not agreed to guarantee any obligations of SN Technologies or the collection of any of the receivables and will not be responsible for any obligations to the extent the failure to perform such obligations by the Company or any Originators results from receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness or other financial inability to pay of the related obligor.

The A/R Facility contains representations and warranties, affirmative and negative covenants, and events of default that are customary for financings of this type.

Unless earlier terminated or subsequently extended pursuant to the terms of the Receivables Purchase Agreement, the A/R Facility will expire on June 23, 2025.

The foregoing description of the A/R Facility and the respective transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Receivables Purchase Agreements, Purchase and Sale Agreements, Administration Agreement and Performance Guaranty, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, hereto and are incorporated herein by reference.

This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources, the impact of legal proceedings involving the Company, including the investigations by the Securities and Exchange Commission and the Department of Justice described in the Company’s most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC in the first quarter of 2022. The Company does not undertake any obligation to update any forward-looking statements made in this Current Report on Form 8-K as a result of new information, future events or otherwise.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting (the “Annual Meeting”) of stockholders the Company held on June 16, 2022, the stockholders of the Company approved and adopted the Certificate of Amendment (the “Certificate of Amendment”) of the Company’s restated certificate of incorporation to increase the total number of shares of authorized common stock from 100,000,000 shares to 150,000,000 shares.

The Certificate of Amendment previously had been approved, subject to stockholder approval, by the board of directors of the Company.

A detailed discussion of the Certificate of Amendment is set forth in the in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”) and a copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were submitted to the stockholders of the Company:

Proposal 1:
The election of two directors to serve as Class I directors until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Proposal 2:	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Proposal 3:	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.
Proposal 4:	The approval of the Certificate of Amendment.
Proposal 5:	The approval of an increase in the number of shares issuable under the Company’s 2015 Equity Incentive plan, conditioned upon the effectiveness of the Certificate of Amendment (the “2015 Equity Plan Amendment”).

For more information about the foregoing proposals, see the Company’s Proxy Statement. Of the 88,259,403 shares of the Company’s common stock entitled to vote at the Annual Meeting, 65,803,537 shares, or approximately 74.55%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Election of Directors.

The Company’s stockholders elected the following directors to serve as Class I directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Laurie L. Harris	47,139,399	2,177,320	16,486,818
Jeffery G. Miller	48,178,362	1,138,357

Proposal 2:	Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining
62,199,285	3,530,743	73,509

Proposal 3:	Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
47,755,388	1,448,537	112,794	16,486,818

Proposal 4:	Approval of the Certificate of Amendment.

The Company’s stockholders approved the Certificate of Amendment. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
61,116,698	4,586,584	100,255	None

Proposal 5:	Approval of the 2015 Equity Plan Amendment.

The Company’s stockholders approved the 2015 Equity Plan Amendment. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
40,945,795	8,177,920	193,004	16,486,818

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Synchronoss Technologies, Inc.	x
10.1
Receivables Purchase Agreements, dated as of June 22, 2022, among Synchronoss Technologies, Inc., SN Technologies, LLC, Norddeutsche Landesbank Girozentrale, [the purchasers party thereto, the group agents party thereto and the originators party thereto].
x
10.2	Purchase and Sale Agreements, dated as of June 22, 2022, between Synchronoss Technologies, Inc. and SN Technologies, LLC.	x
10.3	Administration Agreement, dated as of June 22, 2022, between Synchronoss Technologies, Inc. and Finacity Corporation.	x
10.4	Performance Guaranty, dated as of June 22, 2022, made by Synchronoss Technologies, Inc. in favor of Norddeutsche Landesbank Girozentrale.	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2022

Synchronoss Technologies, Inc.
/s/ Taylor Greenwald
Name:	Taylor Greenwald
Title:	Chief Financial Officer